IRELAND INC

Investor Update Conference Call

November 16, 2012

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward-looking statements. Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential,“ "should," and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www.sec.gov.

Cautionary Note Regarding Estimates

This presentation uses the terms “inferred,” “indicated,” and “measured resources.” The United States Securities and Exchange Commission (the “SEC”) does not normally permit issuers to disclose resource estimates in their filings with the SEC. SEC guidelines normally permit only the disclosure of “reserve” estimates, which are those parts of a mineral deposit that could be economically and legally extracted or produced at the time the estimate is made. Inferred resource estimates generally may not be used as the basis for pre-feasibility or feasibility studies. There are no assurances that any inferred, indicated or measured resource estimates provided in this press release can be economically or legally extracted or produced or that any of these resource estimates will ever be converted to reserves. There are also no assurances that any inferred resource estimates will be converted into indicated or measured resources.

Investors are advised to carefully review the reports and documents that the Company files from time to time with the SEC, particularly our Annual and Quarterly Reports.

Company Vision

Create value for shareholders through the exploration, development and monetization of two precious metal projects in the U.S.

  Columbus Project – In active development (surface mining)
  Own 100% of Gold / Silver mining rights
  Option to Expand

  Red Mountain Project – Not in active development
  Option to acquire 100% Gold / Tungsten / Silver mining rights

Overview – Columbus Project

  Gold and Silver Project

  A “dry salt marsh” with drill-indicated zones of surface mineable material

  Located between Las Vegas and Reno in the Columbus Basin (Esmeralda County, Nevada) – a region with a proven history of major gold and silver discoveries

  Mine site production permit has been granted

  Short horizon to potential production

Why Invest in Ireland?

Columbus Project 1. Large Opportunity 2. Growing Opportunity 3. Low Cost Mining Process 4. Near-Term Production Expected

Why Invest in Ireland?

  Large Opportunity

Resource Potential

North Sand Zone
       Drilled Area: 0.67 square miles
       Drilled Depth: 200 feet
       Mineralization: 145 million tons at 0.038 opt AuE
              (0.034 opt Au, 0.179 opt Ag)

South Sand Zone
       Drilled Area: 0.48 square miles
       Drilled Depth: 100 feet
       Mineralization: 29 million tons at 0.040 opt AuE
              (0.036 opt Au, 0.182 opt Ag)

Positive Metallurgy
       Multi-Ton Tests: >75% AuE Extracted as metal in hand

Why Invest in Ireland?

  Growing Opportunity

Gold and Silver: Exploration to Date

Established total Inferred Mineral Resource of 174 Million tons at 0.038 opt AuE

Future exploration planned to expand mineralized zone.

Phase 4 Drill Program

Permitted to drill area of ~0.5 sq miles adjacent to North Sand Zone.

Goal is to define additional 96 million tons of sand material.

Why Invest in Ireland?

  Low Cost Mining Operation

Operating Cost Estimates and Goals
       Processing: ~ $12/ton of Sand Material
       Extraction: 0.029 opt AuE (75% of 0.038 opt AuE)
       Gold Cost: $400/oz AuE Produced

Project Potential
       Strong positioning for production or acquisition
       (Hard Rock Mining Comparison ~$550 - $650/oz Au)

Why Invest in Ireland?

  Near-Term Production Potential

On-Site Pilot Plant

  Installed: Gold/Silver Concentrating & Leach Circuits and Resin Extraction Circuit.
  Start Up: Optimizing Underway
  1st Gold Pour: Expected to start in Q4
  Feasibility: Expect processing of multi-ton samples to determine feasibility of project before end of 2012

Columbus Project Assets

  25,498 acres of mineral claims on federal land administered by the BLM (Bureau of Land Management), with an option for an additional 23,280 acres

  380 acres permitted to 40-foot depth for extraction of gold and silver (Permitted Area)
    266 acre mine site, 60 acre mill site with 54 acres “undisturbed”
    15,000 sq. ft. mill building
    Additional permits needed for North Sand Zone production

  Water usage rights of aquifers in basin

  80 acres of private land
    Future development flexibility

Drill Program

Drill Program

Identified Two Mineralized Sand Zones. Initial drill results in North Sand Zone (0.67 sq. miles) contains Inferred Resource of 145 million tons with 0.038 opt AuE to a depth of 200’

Initial drill results in South Sand Zone show Inferred Resource of 29 million tons with average sample grade of 0.040 AuE within the top 100’

Mineralized area is open in all directions.

All reported drill results are by Caustic Fusion Assay and analysis of extracted metal-in-hand for Gold and Silver.

Permitted 2012 drilling program will cover additional 0.48 sq. miles.

Project Feasibility

Process Flow Diagram

Independent Confirmation

All reported work to date has been completed and performed by third party engineers/geologists under Chain of Custody (COC)

Technical Team – independent firms:

Permitting

  Lumos & Associates
  Telesto Nevada, Inc

Project Resources

  AuRIC Metallurgical Labs – Sample Assaying/Bulk Sample Testing/Leach Circuit Design/Metallurgy
  Western Analytical Consultants, LLC – BC Certified Assayer

Project Feasibility

  AuRIC – Leach Circuit Installation / Process Development

Project Goals 2012 & 2013

1.	Confirm Commercial Process for Extracting Au/Ag
Optimizing pilot plant operating parameters with onsite laboratory testing using CF and CN / STS leaching
Bulk Sampling through Pilot Plant (up to 2,000 tons)
Determine Extraction Rates and Operating Costs
Confirm Extraction Rates and Costs w/ Independent Engineers

2.	Define over 250 million tons of Sand Material
Define by additional Drilling and Bulk Sampling (0.48 sq. miles by 200 foot depth)

3.	Complete Project Feasibility
Update geological report – Upgrade categorization of mineralization estimates from Resources to Reserves
Finalize Mine Plan & Flow Sheet for Project
Determine Operating/Capital Costs for Production

Investment Summary

  Pilot Plant Operating – Optimizing Leach Circuit
  Inferred Sand Resource of 145 million tons with sample grade of 0.038 opt AuE identified in the North Sand Zone
  Drill program to resume in Q1 ’13.
  Environmentally neutral Leach Process
         Goal: Produce Au for $400/oz
  Talented technical team in place

Ireland Inc.

Corporate Office:

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV, 89052
(702) 932-0353
info@irelandminerals.com
http://www.irelandminerals.com

Investor Relations:

Terri MacInnis	R. Jerry Falkner, CFA
Bibicoff + MacInnis, Inc.	RJ Falkner & Company, Inc.
Tel: 818-379-8500	Tel: 800-377-9893
Email: terri@bibimac.com	Email: info@rjfalkner.com